Exhibit 99.1

Starco Brands Acquires The AOS Group Inc., Maker of Art of Sport® Body and Skincare Brand Co-founded by Kobe Bryant

Inventor of Consumer Products that ‘Change Behavior’ to Apply its Manufacturing and Marketing Formula to a Leading-Edge Brand Designed for Athletes

SANTA MONICA, Calif., September 15, 2022 — Starco Brands (OTCQB: STCB), inventor of consumer products with behavior-changing technologies, has acquired The AOS Group Inc. (“Art of Sport” or “AOS”), maker of Art of Sport premium body and skincare products engineered to power and protect athletes, in an all-stock transaction. The transaction closed on September 12, 2022.

“Cofounded by Kobe Bryant, one of the world’s single greatest sports icons, Art of Sport was uniquely formulated with raw materials designed to absorb contaminants, flush holistically, prepare, refresh and protect athletes’ skin. Its brand ethos reflects Kobe’s absolute commitment to greatness, making it overwhelmingly compelling and in line with our corporate culture,” said Ross Sklar, Starco Brands’ founder and CEO. “This brand sits above all three pillars of sport — pregame, game time, and postgame. Today, AOS addresses the postgame with leading-edge deodorants, face and body creams and lotions, and shower and wash-off products designed for today’s performance-driven athletes. We believe there has never been an all- encompassing sports brand like AOS with the breadth and elasticity to play in all sports categories.”

Added Sklar, “Starco Brands’ core competency is inventing and commercializing consumer products that spark excitement in the everyday. Attempting to create unique and behavior- changing line extensions is a huge reason for our investment. We recognize that the opportunity for AOS is far greater than personal care. This brand's pregame and game-time whitespaces, which align perfectly with our manufacturing expertise, include over-the-counter (OTC), respiratory, sun care, women and children, pain management, performance supplements, food, beverage and apparel. It is an absolute honor to lead this company and help fulfill the founders’ goal of making AOS a globally recognized and multi-category sports brand that inspires greatness in us all.”

“Starco Brands is deeply committed to nurturing and celebrating Kobe’s legacy and mindset respectfully and progressively,” said AOS’ cofounder and former CEO, Matthias Metternich. “Kobe helped design and carry this business from online infancy to thousands of retail locations. He would have loved what Starco Brands brings to the table to expand this business into adjacent categories through new product technologies, killer marketing, powerful celebrity partnerships, and a knack for seeing the whitespaces where others can’t.”

Under terms of the deal, Metternich and the other AOS shareholders will become shareholders of Starco Brands.

From best-in-class manufacturing and distribution through its sister company, The Starco Group, to culture-driving, celebrity-driven marketing disruption, as evidenced by the introduction of Whipshots™ and Winona Popcorn Spray, Starco Brands identifies trends across a vast spectrum of categories, innovates and then commercializes with speed.

In December 2021, Starco Brands partnered with renowned global artist Cardi B to launch Whipshots, one of the most innovative products to hit the spirits industry this year. The vodka- infused whipped cream combines delectable flavors, cutting-edge creative direction and experiential events.

Proskauer Rose LLP and Buchalter, a Professional Corporation, represented Starco Brands in the transaction. Cooley LLP represented AOS in the transaction.

About Art of Sport

Art of Sport produces body and skincare products engineered to power athletes. With performance-driven formulas, the brand’s products give athletes’ skin everything they need to reach peak performance on and off the field. Art of Sport was cofounded by serial entrepreneur Matthias Metternich, Brian Lee and Kobe Bryant. The brand’s athlete partner roster includes James Harden, Javier Báez, Sage Erickson, and Juju Smith-Schuster. For more information, please visit www.ArtofSport.com or follow @GoArtofSport

About Starco Brands

Starco Brands (OTCQB: STCB) invents consumer products with behavior-changing technologies that spark excitement in the everyday. Today, its disruptive brands include: Whipshots, bringing the fun back to a stagnant alcohol category with the only alcohol-infused whipped cream in the market; Breathe, the first-ever air-powered aerosol cleaning line and hand-sanitizer spray that meet the Environmental Protection Agency’s Safer Choice criteria; and Winona Popcorn Spray, bringing home the movie-going experience with the first indulgent theater-popcorn taste powered by air. A modern-day invention factory to its core, Starco Brands identifies whitespaces across consumer product categories. It draws upon a portfolio of innovative formulas and commercial manufacturing facilities spanning ten product categories with limitless innovation potential. Starco Brands publicly trades on the OTCQB stock exchange. Visit www.starcobrands.com for more information.

Forward-Looking Statements

Any statements in this press release about the Company’s future expectations, plans and prospects, including statements about our financing strategy, future operations, future financial position and results, market growth, new product launches and product growth, total revenue, as well as other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,”

“should,” “target,” “will,” or “would” and similar expressions, constitute forward-looking statements within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. The Company may not achieve the plans, intentions or expectations disclosed in the Company’s forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. All forward-looking statements are subject to assumptions, risks and uncertainties that may change at any time. Therefore, readers are cautioned that actual results could differ materially from those expressed in forward- looking statements. The Company undertakes no obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. This cautionary statement entirely qualifies all forward-looking statements in this document.

Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company make as a result of a variety of risks and uncertainties, including risks related to the Company’s estimates regarding the potential market opportunity for the Company’s current and future products and services, the impact of the COVID-19 pandemic, the competitive nature of the industries in which we conduct our business, general business and economic conditions, our ability to acquire suitable businesses, our ability to successfully launch new products and seize market share, the Company’s expectations regarding the Company’s sales, expenses, gross margins and other results of operations, and the other risks and uncertainties described in the “Risk Factors” sections of the Company’s public filings with the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2020 and our subsequent interim reports on Form 10-Q and 8-K. Copies of our SEC filings are available on our website at www.starcobrands.com. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments may cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date after the date hereof.

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